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                                RESTRICTED STOCK
                                 AWARD AGREEMENT


                  THIS RESTRICTED STOCK AWARD AGREEMENT (this "Agreement") is dated as of the 17th day of September, 1999, by and between PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the "Corporation"), and Greg H. Weaver (the "Participant").

                               W I T N E S S E T H

                  WHEREAS, pursuant to the Corporation's 1999 Stock Award Plan (the "1999 Plan"), the Corporation has granted to the Participant, effective as of September 17, 1999 (the "Award Date"), a restricted stock award (the "Award") upon the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                  1. GRANT OF AWARD. (a) The Corporation has granted to the Participant an Award with respect to an aggregate of 50,000 shares of Restricted Stock (as such term is defined in the 1999 Plan) at the price of $.01 per share (the "Price"). Capitalized terms used herein without definition shall have the meanings given to them in the Plan.

                  (b) The Corporation shall issue a certificate or certificates for the shares of Restricted Stock subject to the Award, registered in the name of the Participant, which certificate(s) shall be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested. The Award shall vest as to 12,500 shares of Common Stock on each of September 17, 2001, 2002, 2003 and 2004 if, at the time of the vesting date, the Minimum Rate of Growth in EPS (as defined) has been met on the vesting date. Minimum Rate of Growth in EPS means that EPS (as such term is defined in Exhibit A to the 1999 Plan) has increased at a rate of 15% or more per year over the vesting period prior to the scheduled vesting date where EPS for the Corporation's fiscal year ended January 30, 2000 is the base year (the "Base Year"). For example, if EPS for the Base Year is $1.00, then it is a condition to vesting of (i) the first installment of Restricted Stock that EPS for the Corporation's fiscal year ended on or about January 31, 2001 equal or exceed $1.15, (ii) the second installment of Restricted Stock that EPS for the Corporation's fiscal year ended on or about January 31, 2002 equal or exceed $1.32, (iii) the third installment of Restricted Stock that EPS for the Corporation's fiscal year ended on or about January 31, 2003 equal or exceed $1.52 and (iv) the fourth installment of Restricted Stock that EPS for the Corporation's fiscal year ended on or about January 31, 2004 equal or exceed $1.75. In the event that audited financial statements are not available as of a vesting date, then the determination of satisfaction or non-satisfaction of the Minimum Rate of Growth in EPS shall be delayed until such audited financial statements become available. Notwithstanding anything else contained herein to the contrary, vesting shall only occur if the Corporation's Compensation Committee certifies in writing that the applicable Minimum Rate of Growth in EPS has been achieved. In the event that the Minimum Rate of

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Growth in EPS is not satisfied as of a scheduled vesting date, the shares otherwise scheduled to vest on such date shall not vest but shall remain available for vesting in the event that the Minimum Rate of Growth in EPS for a later scheduled vesting date is achieved, in which event the shares previously scheduled to vest as of an earlier date shall vest. The parties hereto agree that the Minimum Rate of Growth in EPS is based on the current operations of the Corporation and that in the event of an acquisition by the Corporation of any business (whether by purchase of assets, stock or merger), the Minimum Rate of Growth in EPS shall, if possible, be calculated without regard to the acquisition and, if not possible, the parties hereto shall negotiate (in all cases subject to the provisions of Section 162(m) of the Internal Revenue Service Code) appropriate adjustments to the Maximum Rate of Growth in EPS. The shares of Restricted Stock subject to the Award shall, to the extent not vested on September 17, 2004 in connection with the Corporation's prior fiscal years, be forfeited (subject to any greater period of time that the Corporation's Compensation Committee may require to review the Corporation's EPS for its fiscal year ended on or about January 31, 2004).

                  (c) The Participant shall execute a stock power or stock powers, in blank, with respect to such certificate(s) and shall deliver the same to the Corporation. The Participant, by acceptance of the Award, hereby appoints the Corporation and each of its authorized representatives as the Participant's attorney(s)-in-fact to effect any transfer of such shares to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.


                  2. RESTRICTED STOCK. (a) Prior to the Vesting Date(s), the shares of Restricted Stock subject to the Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily.

                  (b) The Participant shall be entitled to dividend and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any Restricted Stock which is forfeited. Any property received by the Participant pursuant to an adjustment in accordance with Section 6.2 of the 1999 Plan with respect to the Restricted Stock will be subject to the restrictions set forth in this Agreement to the same extent as the shares of Restricted Stock to which such property relates.

                  3. LAPSE OF RESTRICTIONS. The shares of Restricted Stock shall vest on the Vesting Date(s) specified in Section 1(b) hereof, subject to the terms thereof and provided that the other restrictions, if any, set forth in this Agreement with respect to such shares shall have lapsed on or before the Vesting Date. Promptly after the Vesting Date, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed or such lesser number as may be permitted pursuant to Section 11 hereof shall be delivered to the Participant. The Participant shall deliver to the Corporation any written statements required pursuant to Section 8 hereof.


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                  4. EFFECT OF TERMINATION OF RELATIONSHIP. (a) Upon the date the Participant is no longer employed by the Company, by reason of death, voluntary resignation, permanent disability or termination for cause (as those terms are defined in that certain Amended and Restated Employment Agreement dated January 31, 1999 between Participant and the Corporation (the "Employment Agreement")), the Participant's shares of Restricted Stock shall be forfeited on such date to the extent such shares have not become vested on that date.

                  (b) Upon forfeiture of shares of Restricted Stock pursuant to
Section 1(b) or 4(a) above, the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Award not vested at the date of termination of employment, without payment of any consideration by the Company for such transfer other than an amount equal to the Price per share of Restricted Stock forfeited. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, such nonvested portion of the Award shall be deemed transferred automatically to the Corporation on the date of forfeiture.

                  5. NON-ASSIGNABILITY OF AWARD. As set forth in Section 1.7 of the 1999 Plan, amounts payable pursuant to the Award shall be paid only to the Participant or the Participant's Beneficiary or Personal Representative, as the case may be. Amounts payable under and interests in the Award shall not subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge other than by will or the laws of descent and distribution regardless of any community property or other interest therein of the Participant's spouse or such spouse's successor in interest. In the event that the spouse of the Participant shall have acquired a community property interest in the Option, the Participant, or such transferees, may exercise it on behalf of the spouse of the Participant or such spouse's successor in interest. Amounts payable under and interests in the Award shall not, in any manner, be liable for, or subject to, debts, contracts, liabilities, engagements or torts of the Participant or the Participant's Beneficiary or Personal Representative.

                  6. ADJUSTMENTS UPON SPECIFIED CHANGES. As set forth in Section 5.2(f) of the 1999 Plan, upon the occurrence of specified events relating to the Corporation's stock, adjustments will be made in the number and kind of shares that may be issuable under or in the consideration payable with respect to the Award.

                  7. ACCELERATION. Notwithstanding any other provisions of the 1999 Plan or this Agreement and subject to any applicable restriction imposed by the Securities Exchange Act of 1934 and the rules thereunder, to the extent that the Award is not then vested and has not previously terminated or been forfeited, it shall become immediately vested (i) upon the date the Participant is no longer employed by the Corporation by reason of termination or non-renewal of Participant's employment by the Corporation without cause (as defined in Section 3(e) of the Employment Agreement) or (ii) immediately prior to the effective date of (a) the dissolution or liquidation of the Corporation, (b) the merger or consolidation or other reorganization of the Corporation with or into one or more entities other than a subsidiary, as a result of which less


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than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by shareholders of the Corporation immediately prior to such event or (c) the sale of substantially all of the Corporation's business assets to a person or entity which is not a subsidiary. Notwithstanding any other provisions of the 1999 Plan or this Agreement and subject to any applicable restriction imposed by the Securities Exchange Act of 1934 and the rules thereunder, to the extent that the Award is not then vested and has not previously terminated or been forfeited, it shall also become immediately vested if (i) any person or entity or group or affiliated persons or entities, including a group which is deemed a "person" by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding existing shareholders of the Corporation as of September 17, 1999, first acquires in one or more transactions ownership of 50% or more of the outstanding shares of the Common Stock of this Corporation or (ii) during any period of two consecutive years individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless, at the time of election of each new director during such two year period, such election was approved by the vote of a majority or more of the remaining directors (excluding Employee) who were also directors at the beginning of the period; provided, however, that if only two directors at the time of such vote were directors at the beginning of the period, then the election of each new director need be approved by the vote of only one of such two directors. Upon the occurrence of events specified in this
Section 7 where acceleration of the vesting of the Award is not permissible under the applicable Securities and Exchange Commission rules, any such outstanding portion of the Award will terminate and any Restricted Stock will be forfeited and the Corporation shall thereupon pay to the Participant an amount equal to the Price per share of Restricted Stock forfeited. "Ownership" means beneficial or record ownership, directly or indirectly, other than (i) by a person owning such shares merely of record (such as a member of a securities exchange, a nominee or a securities depositary system), (ii) by a person as a bona fide pledge of shares prior to a default and determination to exercise powers as an owner of the shares, (iii) by a person who is not required to file statements on Schedule 13D by virtue of Rule 13d-1(b) of the Securities and Exchange Commission under the Exchange Act, or (iv) by a person who owns or holds shares as an underwriter acquired in connection with an underwritten offering pending and for purposes of their public resale or planned private placement or by persons who were shareholders of the Corporation on or before March 15, 1993 or their respective successors. Without limitation, the right to acquire ownership shall not of itself constitute ownership of shares.

                  8. APPLICATION OF SECURITIES LAWS. (a) No shares of Common Stock may be issued pursuant to the Award or subsequently offered for sale unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission"), the California Commissioner of Corporations or any other regulatory agency having jurisdiction and any exchanges upon which the Common Stock may be listed shall have been fully complied with. Upon the Corporation's request, the Participant, or any other person entitled to such shares of Common Stock pursuant to the Award, shall provide written assurance of such compliance satisfactory to the Corporation.

                  (b) The Committee may impose such conditions on the Award or on its acceleration or on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor

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rule) promulgated by the Commission pursuant to the Securities Exchange Act of
1934, as amended.

                  9. NOTICES. Any notice to be given to the Corporation under the terms of this Agreement or pursuant to the 1999 Plan shall be in writing and addressed to the Secretary of the Corporation at its principal office and any notice to be given to the Participant shall be addressed to him or her at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

                  10. EFFECT OF AGREEMENT. This Agreement shall inure to the benefit of any successor or successors of the Corporation. Notwithstanding the foregoing, this Agreement shall not be assumed by or be binding upon any successor or successors of the Corporation unless, in accordance with Section
6.2 of the 1999 Plan, provision for assumption of the Award is made in connection with (i) any dissolution or liquidation, (ii) upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or (iii) upon a sale of substantially all the property of the Corporation.

                  11. TAX WITHHOLDING. At the time that the shares of Restricted Stock vest or are treated as vesting under an election pursuant to Section 83(b) of the Internal Revenue Code, the Participant may be given the opportunity to elect to pay such amounts to the Corporation in cash or in Common Stock, in accordance with procedures established by the Committee, as may be necessary to meet any withholding requirements imposed by federal, state, local, or foreign tax law with respect thereto. If such a withholding election is not permitted or not made, the Corporation may reduce the number of shares delivered at the time of vesting, but only in the event that a Section 83(b) election has not been made, by such number of shares as the Corporation may deem appropriate to meet such withholding requirements. To the extent the Participant does not provide for the amount of any required tax withholding and the Corporation can not (or elects not to) use a share off-set, the Corporation shall have the right to deduct the amount of any required withholding from other amounts payable to the Participant by the Corporation.

                  12. THE PLAN. The Award and all rights of the Participant thereunder are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the 1999 Plan, incorporated herein by this reference. In the event of a conflict or inconsistency between the terms and conditions of this Agreement and of the 1999 Plan, except as otherwise expressly stated herein, the terms and conditions of the 1999 Plan shall govern. The Participant acknowledges receipt of a copy of the 1999 Plan, which is made a part hereof by this reference, and agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement, provisions of the 1999 Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless


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such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

                  IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

                                           PACIFIC SUNWEAR OF CALIFORNIA,
                                           INC., A CALIFORNIA CORPORATION



                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------

                                           PARTICIPANT



                                           -------------------------------------
                                                        (Signature)



                                           -------------------------------------
                                                       (Print Name)



                                           -------------------------------------
                                                         (Address)



                                           -------------------------------------
                                                  (City, State, Zip Code)



                                           -------------------------------------
                                                 (Social Security Number)


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                                CONSENT OF SPOUSE

                  In consideration of the execution of the foregoing Restricted Stock Award Agreement by the Corporation, I, _________________, the spouse of the Participant herein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:                   , 19  .
      -------------------    --              -----------------------------------
                                                     Signature of Spouse


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